EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Teekay Tankers Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), I Bjorn Moller, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 5, 2009

By:	/s/ Bjorn Moller Bjorn Moller
Chief Executive Officer